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                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    Form 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                       Date of Report:  December 13, 2000
              Date of earliest event reported:  December 13, 2000

                                SONIC SOLUTIONS
            (Exact name of registrant as specified in its charter)


           California                   72870             93-0925818
 (State or other jurisdiction of   (Commission File    (I.R.S.Employer
 incorporation or organization)        Number)       Identification No.)

      101 Rowland Way, Suite 110 Novato, CA                       94945
     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:          (415) 893-8000


Exhibit Index on Page 3.

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                      INFORMATION INCLUDED IN THIS REPORT


Items 1 through 4, and items 6, 8 and 9 Not Applicable.


ITEM 5.  OTHER EVENTS.

On December 5, 2000, Sonic Solutions filed in the United States District Court in the Northern District of California San Jose Division, a Complaint for Injunctive Relief and Damages, against Spruce Technologies, Inc., and Kirk E. Paulsen.

ITEM 7.  EXHIBITS

A text of the Complaint is attached hereto as exhibit 99.1.

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                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Sonic Solutions, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Novato, State of California, on the 13th day of December, 2000.


  SONIC SOLUTIONS

                 Signature                                        Date
                 ---------                                        ----

      /s/ Robert J. Doris                                    December 13, 2000
      -------------------
          Robert J. Doris
          President and Director (Principal Executive
          Officer)

      /s/ A. Clay Leighton                                   December 13, 2000
      --------------------
          A. Clay Leighton
          Senior Vice President of Worldwide
          Operations and Finance and Chief Financial
          Officer (Principal Financial Accounting
          Officer)




EXHIBIT INDEX


    Exhibit                          Description
    -------   ------------------------------------------------------------------

     99.1 Complaint for Injunctive Relief and Damages; Demand for Jury Trial [Also see PDF Attachment located at the end of the filing.]

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